SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – August 12, 2003

ANWORTH MORTGAGE ASSET CORPORATION

(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (310) 255-4493

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5.   Other Events and Required FD Disclosure.

               On August 12, 2003, Anworth Mortgage Asset Corporation (the “Registrant”) entered into an underwriting agreement, a copy of which is attached hereto as Exhibit 1.1, with the underwriters named therein (collectively, the “Underwriters”), relating to the sale of 3,500,000 shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”). An additional 525,000 shares of Common Stock are subject to a 30-day option granted to the Underwriters to cover over-allotments, if any. The offering is expected to close on August 18, 2003.

Item 7.   Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement dated August 12, 2003, between the Registrant and the Underwriters.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: August 12, 2003	By:	/s/ JOSEPH LLOYD MCADAMS

	Name:	Joseph Lloyd McAdams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated August 12, 2003, between the Registrant and the Underwriters.

EXHIBIT INDEX